Exhibit 99.2
A National Leader in Growth Stage Lending First Quarter 2022 Investor Presentation

FORWARD LOOKING STATEMENTS | DISCLAIMER

Trinity Capital Inc. (the "Company") cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (COVID-19) pandemic. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results.

The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.'s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations.

This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

TRINITY CAPITAL

© 2022 Trinity Capital Inc.

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© 2022 Trinity Capital Inc. | 3 Company & Strategic Overview Financial Highlights Portfolio Highlights Venture Capital and Lending Market 4 13 23 30 34 Supplemental Information 36 Analyst Coverage INVESTOR PRESENTATION | AGENDA

COMPANY OVERVIEW

TRINITY CAPITAL OVERVIEW

Structure | Ticker	Internally Managed - Business Development Company | Nasdaq - TRIN			
Business	Secured loans and equipment financing to growth stage companies backed by technology banks, venture capital and private equity firms			
Market Capitalization	**$512.0 Million**(1) Market Cap	**$15.15**(2) NAV per Share		
Annualized Dividend Yield	**11.4%**(3) March 31, 2022			
14 Year Track Record(4)	**$32.2 Billion** Opportunities	**$1.91 Billion** Fundings	**238** Investments	**140** Exits
Portfolio(2)	**79 Companies** Debt Positions	**70 Companies** Warrant Positions	**22 Companies** Equity Positions	
Liquidity(2)	**$94.7 Million** Available Liquidity	**BBB** Investment Rating(5)	**Debt to Equity** 120%	

(1) Based on the closing price of TRIN on May 6, 2022.

(2) As of March 31, 2022.

(3) Annualized based on the $0.55 dividend (including $0.15 supplemental dividend) declared for Q1 2022 and a closing stock price of $19.31 on March 31, 2022

(4) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2022. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.

(5) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period-of-time.

TRINITY CAPITAL

© 2022 Trinity Capital Inc.
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© 2022 Trinity Capital Inc. | 6 We understand the growth stage world and provide more than money to our portfolio company partners Deep Operating Experience ▪ Highly experienced executive team with startup experience ▪ Decades of in - depth high - tech experience ▪ Numerous U.S. and International patents issued One Stop – Loans & Equipment Financing ▪ Providing term loans and equipment financing to growth stage companies ▪ Flexible financing solutions based on the company’s requirement ▪ Financing solutions to a highly fragmented, underserved market Robust & Scalable Platform ▪ Robust and scalable systems for origination, underwriting and monitoring ▪ Separation of origination, underwriting and monitoring duties aides “positive feedback” loop ▪ 46 dedicated professionals with a unique culture built over 14+ years WHY IS TRINITY DIFFERENT

© 2022 Trinity Capital Inc. | 7 SEED SEED INVESTMENT PROFITABILITY EARLY GROWTH STAGE LATER TECHNOLOGY PROVEN PRODUCT DEVELOPED SALES DEVELOPMENT & REVENUE REVENUE GROWTH C O M P A N Y V A L U A T I O N COMPANY MILESTONES Trinity Investment Horizon Execution Risk vs. Technology Risk INVESTMENT HORIZON Growth Stage Companies are generally defined as having active equity sponsors, annual revenues up to $100 million and are past technology risk

© 2022 Trinity Capital Inc. | 8 Term Loans Axiom Space is developing the world’s first commercial space station .. ▪ I nvestor Syndicate C5 Capital, TQS Advisors, Declaration Partners ▪ Use of Loan General corporate purposes Petal's aim is to bring financial innovation and opportunity to everyone, using modern technology to help people build credit, avoid debt, and spend responsibly. ▪ I nvestor Syndicate Tarsadia Investments, Valar Ventures, CUNA Mutual ▪ Use of Loan Extension of runway Select Examples SENIOR & SUBORDINATED TERM LOANS 01 S ENIOR / SUBORDINATED LOAN Work With The Banks 02 BACKED BY INSTITUTIONAL CAPITAL Companies Have Raised Equity 03 STILL BURNING CASH Companies in Growth Mode and Still Burning Cash

EQUIPMENT FINANCING

Equipment Financing

01 **COMPANIES WITH CAPEX REQUIREMENTS**
Manufacturing Equipment and Hard Assets

02 **HARDWARE AS A SERVICE**
Equipment at Customer Location

03 **INDUSTRY AGNOSTIC**

Select Examples


Emerald
Cloud Lab

***Emerald Cloud Lab** is a remote-controlled life science laboratory that allows scientists to conduct their experiments without being anchored to a physical lab.*

- **Investor Syndicate**
  Founders Fund, Schooner Capital, Alcazar Capital
- **Use of Equipment Financing**
  Laboratory Equipment


Fynd

***Nature's Fynd** is a food company creating versatile alternative proteins to nourish the world's growing population while nurturing the planet.*

- **Investor Syndicate**
  SoftBank, Breakthrough Energy Ventures, Blackstone Strategic Partners
- **Use of Equipment Financing**
  Food production equipment

TRINITY CAPITAL
© 2022 Trinity Capital Inc.
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© 2022 Trinity Capital Inc. | 10 Continued investment in our team and platform ▪ We’ve added to the team over the last year ▪ Robust Pipeline activity – 135% increase in opportunities compared to Q1'21 VC ecosystem deal activity and fundraising ▪ Venture Capital funding in Q1 2022 - $71 Billion (1) ▪ In Q1 2022, US VCs closed 199 funds totaling $74 billion (1) Focusing on areas that we think are attractive ▪ Identified certain industries and company profiles that help reduce risk in this environment ▪ Large underserved market to growth stage companies CURRENT MARKET CONDITIONS AND OPPORTUNITIES Attractive Growth Opportunity in the Debt and Equipment Financing Space Source: Pitchbook NVCA Venture Monitor Q1 2022

© 2022 Trinity Capital Inc. | 11 Multiple shared portfolio companies with top Venture Capital Firms We have established inter - creditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers We provide equipment financing and incremental debt capital Relationships with top market share banks catering to majority of VC - backed companies PARTNERSHIP WITH TOP VCs AND TECHNOLOGY BANKS

© 2022 Trinity Capital Inc. | 12 Investor Syndicate Revenue & Gross Margins Business Model (1) Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through Marc h 3 1, 2022. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start - up Experience BOD Make - up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 21 Bps and is more than offset by realized gains on warrant/equity investments (1)

FINANCIAL HIGHLIGHTS

© 2022 Trinity Capital Inc. | 14 ▪ Total Investment Income of $31.8M ▪ Net Investment Income (“NII”) of $15.6M ▪ Net Interest Margin (“NIM”) of 12.8% ▪ NII per share of $0.57 provides 143% of regular distribution coverage ▪ Increased the first quarter dividend distribution to $0.40 per share, an increase of 11.1% over the dividend declared in the prior quarter ▪ Declared supplemental dividend of $0.15 per share Robust Earnings Leading Originations Platform Portfolio Assets Liquidity Credit Rating ▪ Total Debt Investments (at cost): $864.8M ▪ Total Investments (at cost): $921.1M ▪ Effective Yield: 16.3% ▪ Core yield: 12.9% ▪ Debt & equity commitments in 1Q22 $305.6M ▪ Debt & equity fundings in 1Q22: $222.5M ▪ Net portfolio growth at Cost: $123.2M ▪ Net portfolio growth at FMV: $45.9M ▪ $94.7M available liquidity (subject to existing terms and covenants of the Company’s credit facility) ▪ Debt to Equity 120% ▪ Egan Jones BBB (1) ▪ Stable Outlook Q1 2022 HIGHLIGHTS (1) Credit rating assigned by Egan - Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is no t a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

© 2022 Trinity Capital Inc. | 15 For the three months ended (In 000’s, except per share amounts) 03/31/2022 12/31/2021 09/30/2021 06/30/2021 3/31/2021 Total Investment Income $31,845 $23,607 $21,790 $19,476 $17,320 Interest expense and other debt financing costs 6,798 6,241 5,112 4,425 4,616 Compensation and benefits 6,455 4,475 3,677 3,370 3,996 General and administrative 2,983 2,315 1,878 1,601 1,455 Total Operating Expenses 16,236 13,031 10,667 9,396 10,067 Net Investment Income (NII) 15,609 10,576 11,123 10,080 7,253 Net Realized Gain / (Loss) from Investments 52,644 7,452 666 1,995 2,595 Net Change in Unrealized Appreciation / (Depreciation) from Investments (77,318) 37,082 15,392 12,630 15,476 Net Increase (Decrease) in Net Assets from Operations $(9,065) $55,110 $27,181 $24,705 $25,324 Net Investment Income (NII) per Share – Basic $0.57 $0.39 $0.42 $0.38 $0.31 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $(0.33) $2.03 $1.02 $0.93 $1.08 Weighted Average Shares Outstanding – Basic 27,417 27,201 26,641 26,479 23,555 QUARTERLY INCOME STATEMENT

© 2022 Trinity Capital Inc. | 16 INCOME SOURCE & PORTFOLIO YIELD TRENDS $464 $521 $578 $741 $865 13.7% 13.4% 13.1% 13.2% 12.9% 15.5% 15.9% 15.8% 15.2% 16.3% 10.9% 10.8% 10.8% 10.8% 10.7% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% $200 $300 $400 $500 $600 $700 $800 $900 1Q21 2Q21 3Q21 4Q21 1Q22 PORTFOLIO YIELDS Total Debt Investments (Cost, $ in million) Core Yield (excluding fee income) Effective Yield (including fee income) Weighted Average Coupon Rate Strong Effective Yields Produce Solid Investment Income 64.0% 61.9% 64.6% 69.8% 60.3% 23.8% 21.0% 18.3% 17.5% 19.0% 12.2% 17.1% 17.1% 12.7% 20.7% $- $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 $27,000 $30,000 $33,000 1Q21 2Q21 3Q21 4Q21 1Q22 SOURCES OF INVESTMENT INCOME IN THOUSANDS Loans - Cash + OID Equipment Financing - Cash + OID Accelarated OID + Fees

© 2022 Trinity Capital Inc. | 17 NET INVESTMENT INCOME PER SHARE BRIDGE $0.30

© 2022 Trinity Capital Inc. | 18 (In 000’s, except per share amounts) 03/31/2022 12/31/2021 09/30/2021 06/30/2021 3/31/2021 Assets Total investments at fair value $919,348 $873,470 $677,246 $597,696 $535,741 Cash and cash equivalents 28,684 31,685 25,313 19,124 36,026 Restricted cash - 15,057 15,000 15,341 15,259 Interest receivable 6,482 5,551 4,481 4,065 3,924 Other assets 11,425 11,355 5,367 5,221 3,037 Total Assets $965,939 $937,118 $727,407 $641,447 $593,987 Liabilities Credit facilities $134,000 $91,000 $9,474 $68,947 $43,420 August 2026 Notes, net of unamortized deferred financing cost 122,465 122,321 122,436 - - 2025 Notes, net of unamortized deferred financing cost 121,681 121,384 121,098 120,832 120,594 December 2026 Notes, net of unamortized deferred financing cost 73,251 73,158 - - - Convertible Notes, net of unamortized deferred financing cost and discount 47,639 47,485 47,350 47,214 47,113 Distribution payable 15,389 9,803 8,959 7,682 7,396 Security deposits 11,549 10,840 7,705 8,812 8,605 Accounts payable, accrued expenses, and other liabilities 15,924 14,594 11,379 8,240 5,296 Total Liabilities $541,898 $490,585 $328,401 $261,727 $232,424 Net Assets $424,041 $446,533 $399,006 $379,720 $361,563 Shares outstanding 27,983 27,230 27,148 26,491 26,415 Net Assets per Share (NAV per share) $15.15 $16.40 $14.70 $14.33 $13.69 BALANCE SHEET

© 2022 Trinity Capital Inc. | 19 ROBUST NET ASSET VALUE TRIN Trading Price Premium Stock trades at a premium to NAV per Share $361.6 $379.7 $399.0 $446.5 $424.0 $13.69 $14.33 $14.70 $16.40 $15.15 $14.96 $14.48 $16.09 $17.58 $19.31 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $- $100 $200 $300 $400 $500 $600 1Q21 2Q21 3Q21 4Q21 1Q22 NAV ($ millions) NAV per Share TRIN Closing Price

© 2022 Trinity Capital Inc. | 20 NET ASSET VALUE (NAV) PER SHARE BRIDGE $19.00 $18.00 $17.00 $16.00 $15.00 $16.40 $15.15

© 2022 Trinity Capital Inc. | 21 Diversified Borrowings ($ in million) at 3/31/2022 Funding Source Debt Commitment Outstanding Principal Undrawn Commitment Stated Maturity Interest Rate Notes: 2025 Unsecured Notes $125 $125 - January 16, 2025 (1) 7.0% Convertible Notes $50 $50 - December 11, 2025 6.0% August 2026 Unsecured Notes $125 $125 - August 24, 2026 4.375% December 2026 Unsecured Notes $75 $75 - December 15, 2026 4.25% Bank Facility: KeyBank Credit Facility $300 (2) $134 $166 October 27, 2026 1 - month LIBOR + 3.25% DEBT CAPITAL STRUCTURE (1) Callable at par in January 2023 (2) As of May 2, 2022, the debt commitments increased to $400 million and interest rate to SOFR

© 2022 Trinity Capital Inc. | 22 Distributable Net Income covered regular dividends by 143% in 1Q22 Supplemental Dividend of $0.15 from spillover income Strong Earnings and Dividend Growth SOLID SHAREHOLDER RETURNS $0.49 $0.76 $1.03 $1.31 $1.60 $1.93 $2.29 $2.84 $0.15 $0.22 $0.27 $0.27 $0.28 $0.29 $0.33 $0.36 $0.40 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Dividend Growth Cumulative Dividends Supplemental Dividends Quarterly Dividends

PORTFOLIO HIGHLIGHTS

(1) Based on Fair Market Value © 2022 Trinity Capital Inc. | 24 Industry Diversification (1) Geography Diversification (1) 23.9% 22.2% 10.0% 7.6% 4.9% 4.3% 4.3% 22.8% Professional, Scientific, and Technical Services Manufacturing Information Healthcare and Social Assistance Real Estate Retail Trade Space Research and Technology Finance and Insurance Industry Diversification (1) Other <= 4.2% individual industry Agriculture, Forestry, Fishing and Hunting Pharmaceutical Educational Services Administrative and Support and Waste Management Rental and Leasing Services Construction Wholesale Trade 46.7% 8.5% 3.9% 7.0% 0.6% 24.1% 7.2% PORTFOLIO DIVERSIFICATION As of March 31, 2022 Utilities Western Europe: 2.0% Transportation and Warehousing Management of Companies and Enterprises

© 2022 Trinity Capital Inc. | 25 PORTFOLIO SUMMARY (1) Based on Fair Market Value $551,894 $184,074 $100,732 $36,770 Total Portfolio: By Type At Fair Value as of December 31, 2021 In $000 Secured Loan Equipment Financing Equity Warrant $649,491 $204,308 $22,894 $42,655 Total Portfolio: By Type At Fair Value as of March 31, 2022 In $000 Secured Loan Equipment Financing Equity Warrant March 31, 2022 December 31, 2021 Cost Fair Value Cost Fair Value Type Amount % Amount % Amount % Amount % Secured Loan $660,769 71.7% $649,491 70.6% $557,627 69.8% $551,894 63.2% Equipment Financing 204,054 22.2% 204,308 22.2% 183,298 23.0% 184,074 21.1% Equity 36,176 3.9% 22,894 2.6% 42,046 5.3% 100,732 11.5% Warrants 20,052 2.2% 42,655 4.6% 14,885 1.9% 36,770 4.2% Total $921,051 100.0% $919,348 100.0% $797,856 100.0% $873,470 100.0%

© 2022 Trinity Capital Inc. | 26 PORTFOLIO TRENDS (1) Based on outstanding principal (2) Based on Fair Market Value 67.9% 50.7% 40.0% 43.2% 40.4% 32.1% 49.3% 60.0% 56.8% 59.6% 1Q21 2Q21 3Q21 4Q21 1Q22 FIXED VS FLOATING DEBT INVESTMENTS (1) Fixed Floating 62.6% 66.4% 69.2% 63.2% 70.6% 20.2% 16.1% 21.1% 22.2% 9.3% 8.8% 10.6% 11.5% 2.6% 4.2% 4.6% 4.1% 4.2% 4.6% 1Q21 2Q21 3Q21 4Q21 1Q22 TOTAL PORTFOLIO BY INVESTMENT TYPE (2) Loans Equipment Finance Equity Warrant 23.9% Pivoting to floating rate portfolio Strong Asset Diversification

© 2022 Trinity Capital Inc. | 27 HYPOTHETICAL WARRANT UPSIDE • Investment of $21.7 million (50%) • Proceeds of $43.5 million (2X) • Cost of $31.8 million • Potential gain of $11.7 million or $0.42 per share • Investment of $21.7 million (50%) • Proceeds of $65.2 million (3X) • Cost of $31.8 million • Potential gain of $33.4 million or $1.20 per share • Investment of $21.7 million (50%) • Proceeds of $86.9 million (4X) • Cost of $31.8 million • Potential gain of $55.2 million or $1.97 per share Recent and Pending Portfolio Company M&A Liquidity Events ▪ Footprint and E la Carte (dba Presto) have entered into definitive merger agreements with Special Purpose Acquisition Companies (SPACs) ▪ Rigetti and Greenlight Bio completed their deSPAC transactions, in February 2022 and March 2022, respectively 119 Warrant Positions in 70 Portfolio Companies ▪ GAAP fair value ~ $42.7 million ▪ GAAP cost ~ $20.1 million ▪ ~ $43.5 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 3/31/22 ▪ Assume that only 50% of warrants will monetize ▪ Cost of exercised warrants is ~ $31.8 million ▪ Based on 28.0 million shares of common stock outstanding at 3/31/22 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

© 2022 Trinity Capital Inc. | 28 $380 $381 $443 $464 $518 $578 $736 $854 3.2 3.2 3.2 3.2 3.1 3.1 3.0 3.1 1 1.5 2 2.5 3 3.5 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Total Debt Investments (FV, $ in million) Weighted Investment Credit Rating Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Very Strong Performance (4.0 – 5.0) $80,592 9.4% $84,785 11.5% $62,872 10.9% $83,915 16.2% $110,278 23.8% Strong Performance (3.0 – 3.9) $332,019 38.9% $236,466 32.1% $224,287 38.8% $204,906 39.5% $164,709 35.4% Performing (2.0 – 2.9) $429,044 50.3% $396,846 53.9% $267,391 46.3% $199,449 38.5% $148,690 32.1% Watch (1.6 – 1.9) $8,858 1.0% $13,427 1.8% $16,194 2.8% $29,820 5.7% $39,194 8.5% Default/Workout (1.0 – 1.5) $3,286 0.4% $4,444 0.6% $6,919 1.2% $343 0.1% $812 0.2% Weighted Average 3.1 3.0 3.1 3.1 3.2 Credit risk rating at Fair Value, Q1 2022 – Q1 2021 ($ in thousands) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING

© 2022 Trinity Capital Inc. | 29 Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

VENTURE CAPITAL AND LENDING MARKET

© 2022 Trinity Capital Inc. | 31 US VC Deal Activity VENTURE CAPITAL MARKET Source: Pitchbook NVCA Venture Monitor Q1 2022 $30 $38 $37 $28 $32 $45 $42 $49 $73 $86 $83 $88 $144 $145 $166 $342 $71 3,402 4,401 4,868 4,587 5,567 6,910 8,029 9,514 10,715 11,356 10,251 11,113 11,652 12,540 12,235 16,554 3,723 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 $- $50 $100 $150 $200 $250 $300 $350 $400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 # of Deals Dollar Invested (billions) VC dollars # of deals

© 2022 Trinity Capital Inc. | 32 US VC Fundraising Activity VENTURE CAPITAL FUNDRAISING Source: Pitchbook NVCA Venture Monitor Q1 2022 $34 $30 $18 $17 $25 $23 $22 $38 $43 $51 $44 $72 $70 $85 $132 $74 $- $20 $40 $60 $80 $100 $120 $140 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 Billions Capital Raised ($)

© 2022 Trinity Capital Inc. | 33 VENTURE DEBT MARKET $4 $8 $8 $11 $17 $15 $15 $25 $32 $33 $34 $6 1,075 1,370 1,656 2,033 2,561 2,434 2,660 2,783 3,177 3,075 3,456 555 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 $- $5 $10 $15 $20 $25 $30 $35 $40 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 # of Deals Dollar Invested (billions) Venture Debt # of deals US Venture Debt Deal Activity Source: Pitchbook NVCA Venture Monitor Q1 2022

ANALYST COVERAGE

© 2022 Trinity Capital Inc. | 35 Followed by Six Firms Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Tri nit y Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or d ist ribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Ryan Lynch (initiated coverage 2/23/21) Finian O’Shea (initiated coverage 2/23/21) Brock Vandervliet (initiated coverage 2/23/21) Casey Alexander (initiated coverage 2/23/21) Christopher Nolan (initiated coverage 2/23/21) EXTENSIVE INDUSTRY ANALYST COVERAGE Mitchell Penn (initiated coverage 5/3/21)

SUPPLEMENTAL INFORMATION

© 2022 Trinity Capital Inc. | 37 BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and has Elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 ▪ Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) ▪ Leverage limited to approximately 2:1 debt/equity ▪ Investments are required to be carried at fair value ▪ Majority of Board of Directors must be independent ▪ Offer managerial assistance to portfolio companies ▪ Distribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of Directors ▪ Mandates asset diversification ▪ Eliminates corporate taxation ▪ Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

We look forward to our growing partnership. THANK YOU